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                  THIS DOCUMENT HAS BEEN SIGNED IN COUNTERPART

                             JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including amendments thereto) with respect to the common stock of ArQule, Inc., and further agree that this Joint Filing Agreement be included as an exhibit to such joint filings. In evidence thereof each of the undersigned, being duly authorized, hereby execute this Agreement on the date set forth opposite its or his name.

                                  SEVIN ROSEN FUND IV L.P.
                                  By: SRB Associates IV L.P.,
                                      General Partner

Dated: February 16, 1999          By: /S/ JOHN V. JAGGERS
                                      -----------------------------------
                                      John V. Jaggers,  a General Partner

                                   SRB ASSOCIATES IV L.P.

Dated: February 16, 1999           By: /S/ JOHN V. JAGGERS
                                      ------------------------------------
                                      John V. Jaggers, a General Partner


Dated: February 16, 1999              /S/ JOHN V. JAGGERS
                                      -------------------------------------
                                      Jon W. Bayless, by John V. Jaggers,
                                      Attorney-in-Fact

Dated: February 16, 1999              /S/ JOHN V. JAGGERS
                                      -------------------------------------
                                      Stephen M. Dow, by John V. Jaggers,
                                      Attorney-in-Fact


Dated: February 16, 1999              /S/ JOHN V. JAGGERS
                                      --------------------------------------
                                      John V. Jaggers


Dated: February 16, 19                /S/ JOHN V. JAGGERS
                                      --------------------------------------
                                      Charles H. Phipps, by John V. Jaggers,
                                      Attorney-in-Fact


Dated: February 16, 1999              /S/ JOHN V. JAGGERS
                                      ---------------------------------------
                                      Jennifer Gill Roberts, by John V. Jaggers,
                                      Attorney-in-Fact